                          INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in the  Registration  Statement
No.  333-32308  of  Medix  Resources,  Inc.  on  Form   S-3  the  Registration
Statement  No.  333-54476  and  333-85483  on Forms S-2, and the  Registration
Statement  No.  333-31684  on Form S-8 of or report  dated  February 10, 2001, appearing in this annual  report on Form 10-KSB of Medix  Resources,  Inc. for the year ended December 31, 2000.

                                        /s/Ehrhardt Keefe Steiner & Hottman PC
                                           Ehrhardt Keefe Steiner & Hottman PC

March 12, 2001
Denver, Colorado